UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 21, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01. Other Events

On February 24, 2021, Exelon Corporation (Exelon) announced that on February 21, 2021 its Board of Directors approved a plan to separate its utilities business, comprised of the company’s six regulated electric and gas utilities, and Exelon Generation Company, LLC (Generation), its competitive power generation and customer-facing energy businesses, creating two publicly traded companies with the resources necessary to best serve customers and sustain long-term investment and operating excellence. The separation gives each company the financial and strategic independence to focus on its specific customer needs, while executing its core business strategy.

Exelon is targeting to complete the separation in the first quarter of 2022, which would be effected by a dividend distribution to Exelon’s shareholders. The separation is subject to customary conditions, including final approval by Exelon’s Board of Directors, a Form 10 registration statement being declared effective by the Securities and Exchange Commission, receipt of regulatory approvals from the Federal Energy Regulatory Commission, Nuclear Regulatory Commission and New York Public Service Commission, receipt of a private letter ruling from the Internal Revenue Service and tax opinion from Exelon’s tax advisors, and satisfaction of other conditions. There can be no assurance that any separation transaction will ultimately occur or, if one does occur, of its terms or timing.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Exelon and Generation (collectively, the Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties including, among others, those related to the timing, manner, tax-free nature and expected benefits associated with the potential separation of Exelon’s competitive power generation and customer-facing energy business from its six regulated electric and gas utilities. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' Third Quarter 2020 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC
February 24, 2021

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.